Exhibit 99.1

D-Wave Announces Broad Feature Selection Initiative to Accelerate AI/ML Workflows,

Expansion of Quantum Cloud Service to Israel

New product offerings and global expansion extend company’s leadership in quantum computing commercialization; updates to liquidity/balance sheet include $20M raised through ELOC

PALO ALTO, Calif. & BURNABY, B.C. (February 16, 2023) — D-Wave Quantum Inc. (NYSE: QBTS), a leader in quantum computing systems, software, and services and the world’s first commercial supplier of quantum computers, today announced a series of product and business updates, demonstrating continued progress and momentum of its leadership in driving the commercialization of quantum computing.

Feature Selection Offerings Address Key Machine Learning Problem Sets

As global enterprises increasingly incorporate AI as a fundamental technology component, feature selection – a key building block of machine learning – is emerging as a critical area of focus that applies to multiple industry sectors. D-Wave today announced plans to build out its feature selection market offerings, which will span D-Wave’s quantum hybrid solvers and professional services, in order to apply the company’s systems and services to address the growing need for finding efficient solutions to the most difficult business problems.

D-Wave has built a feature selection offering that focuses on using quantum hybrid approaches to optimize feature selection in artificial intelligence/machine learning (AI/ML) model training and prediction. Feature selection is the problem of determining a small set of the most representative characteristics to improve model training and performance in machine learning. It is a critical component of machine learning and yet represents a problem that is very difficult to solve with classical computers. The D-Wave offering is uniquely suited to perform feature selection by constructing and solving a combinatorial optimization problem. Compared to classical alternatives like recursive feature elimination, this approach provides a “one-shot” solution. It avoids potential costly cycles of iterative model training and incremental construction of the solution while generally delivering improved model accuracy and easier interpretation. Based on promising work with a number of D-Wave customers, the feature selection offering is showing early results in areas like fraud detection and TV commercial advertising optimization. Customers can currently access D-Wave’s feature selection offering directly from D-Wave or in AWS Marketplace.

Leap Real-Time Quantum Cloud Service Soon Available in Israel

Extending its global accessibility and reach, D-Wave also announced today it will soon open up availability of the Leap™ quantum cloud service in Israel. Businesses, developers, and researchers in Israel will soon be able to access D-Wave’s Advantage™ quantum computer, hybrid quantum/classical solvers, and the integrated developer environment (IDE) in real-time via Leap to drive the development of business-critical, in-production hybrid applications. In addition to access, Leap offers free developer plans, teaching and learning tools, code samples, an integrated development environment, demos, and a quantum community to help users get started building and deploying quantum applications. On March 8th, Leap will be available in 39 countries globally, including Israel, and will be accessible directly from D-Wave or in AWS Marketplace.

In addition to the global expansion of Leap, D-Wave announced a series of initiatives designed to enhance its production- and commercial-readiness, including SOC 2 Type 2 compliance. SOC 2 Type 2 compliance is a voluntary compliance standard for service organizations, developed by the American Institute of CPAs (AICPA), which specifies how organizations should manage customer data. D-Wave is working with external auditors to achieve SOC 2 Type 2 compliance, which is designed to ensure the safety and privacy of customer data.

Liquidity / Balance Sheet Update

Since late October 2022, D-Wave has raised approximately $20 million under the previously announced $150 million Equity Line of Credit (ELOC) with Lincoln Park Capital. The ELOC has been an efficient source of capital during this period. Subject to the ELOC being available in accordance with its terms and under effective S-1 filings (including the 35 million shares to be registered under the recent S-1 filing), D-Wave may seek to access additional capital under the ELOC at whatever points in time the company determines appropriate as an ongoing mechanism to fund D-Wave’s operations. The company’s current cash balance has improved over the cash balance previously reported as of September 30, 2022.

“D-Wave is rapidly accelerating the commercialization of quantum computing,” said Alan Baratz, CEO of D-Wave. “We’re taking a number of steps to help our customers expeditiously unlock the power of quantum computing for the enterprise, today, including expanding our feature selection offerings to help solve key AI/ML workstreams, enabling access to our Advantage system in new countries including Israel, and adopting new processes and compliance measures to reinforce our commercial-readiness. In addition, we’re building upon our cash position by pursuing a variety of financing options to increase our access to capital and enable us to execute on the growth opportunities ahead.”

About D-Wave Quantum Inc.:

D-Wave (NYSE: QBTS) is a leader in the development and delivery of quantum computing systems, software, and services, and is the world’s first commercial supplier of quantum computers—and the only company building both annealing quantum computers and gate-model quantum computers. Our mission is to unlock the power of quantum computing today to benefit business and society. We do this by delivering customer value with practical quantum applications for problems as diverse as logistics, artificial intelligence, materials sciences, drug discovery, scheduling, cybersecurity, fault detection, and financial modeling. D-Wave’s technology is being used by some of the world’s most advanced organizations, including NEC Corporation, Volkswagen, DENSO, Lockheed Martin, Forschungszentrum Jülich, University of Southern California, and Los Alamos National Laboratory.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this press release include, but are not limited to, plans regarding feature selection market offerings; the future availability of our systems in new countries, including Israel; the achievement of SOC 2 Type 2 compliance; the availability and use of the ELOC; and the success and impact of various financing initiatives. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including general economic conditions and other risks; customer acceptance of our products and services; and the uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration statement on Form S-1 (SEC File No. 333-269732), filed by the Company with the SEC on February 13, 2023, as well as factors associated with companies, such as D-Wave, that are engaged in the business of quantum computing, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; the outcome of any legal proceedings that may be instituted against us; risks related to the performance of our business and the timing of expected business or financial milestones; unanticipated technological or project development challenges, including with respect to the cost and or timing thereof; the performance of our products; the effects of competition on our business; the risk that we will need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; the risk that we may never achieve or sustain profitability; the risk that we are unable to secure or protect our intellectual property; volatility in the price of our securities; the risk that our securities will not maintain the listing on the NYSE; changes in applicable laws and regulations; the effect of pandemics, geopolitical events, natural disasters, wars, or terrorist acts on our business or the economy in general; and the impact of inflation. Furthermore, if the forward-looking statements contained in this press release prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not place undue reliance on these statements in making an investment decision or regard these statements as a representation or warranty by any person we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Contacts

Investor Contact:

Kevin Hunt

ir@dwavesys.com

Media Contact:

Jill Wroblewski

AxiCom

media@dwavesys.com